Exhibit 99.1

NEWS RELEASE
Transcat, Inc. 35 Vantage Point Drive • Rochester • NY • 14624 • Phone: (585) 352-7777
Transcat Reports Strong Fiscal Second Quarter 2027 Financial Results with Double-Digit Service Organic Revenue* Growth and Significant Service Gross Margin Expansion

•Q2’27 Service Revenue Increased 23% to $64.8 Million
•Q2'27 Service Gross Margin Expanded 220 Basis Points to 34%
•Q2’27 Distribution Revenue Grew 10% to $32.3 Million on Strong Demand for Rentals
•Q2'27 Total Revenue Increased 18% to $97.1 Million
•Management to Host Conference Call Today at 4:30 p.m. Eastern Time
ROCHESTER, NY, November 3, 2026 – Transcat, Inc. (Nasdaq: TRNS) (“Transcat” or the “Company”), a leader in test, measurement, control and calibration, has reported its financial and operational results for its fiscal second quarter ended September 26, 2026 (the “second quarter”) of fiscal year 2027.
Management Commentary
"Our fiscal second quarter results demonstrate strong execution across each pillar of our core strategy: driving strong Service organic revenue growth, expanding Service gross margins, executing strategic acquisitions, and growing Rentals consistently,” said Jaime Irick, President and CEO. “Fiscal second quarter 2027 marked our seventieth consecutive quarter of Service revenue growth. Strength in our Calibration business lifted Service revenue 23%, including 16% Service organic revenue* growth, and drove 220 bps of year over year Service gross margin expansion, up from 90 bps in the first quarter. Distribution revenue grew 10%, fueled by continued strength in Rentals and Product sales.

“Revenue momentum, combined with productivity gains, enabled a 23% increase in adjusted EBITDA* and 70 bps of Adjusted EBITDA margin* expansion. We believe we are gaining market share in calibration services through organic growth, disciplined M&A and a more productive sales organization, further widening our already substantial competitive moat.

“Our August acquisition of Southeastern Biomedical advances our strategy of building scale in regulated, high cost-of-failure end markets, where accredited calibrations are mission-critical to patient safety and regulatory compliance. Southeastern is known for its quality and customer-first approach in supporting hospital networks across the southeastern United States and beyond. That reputation builds on our established leadership in biomedical calibration and extends our reach to a much larger geography, with the same focus on quality and timely service for customers in these critical end markets.

“Looking ahead, we remain optimistic about the Service segment’s momentum, supported by high customer retention, conversion of new business wins into revenue, and continued strong demand in life sciences, aerospace and defense, and the other regulated end markets we serve. For the full fiscal year 2027, assuming the broader economic environment remains stable, we now expect Service organic revenue growth in the low double digits, up from our prior outlook of high single digits, along with Service gross margin expansion. We expect year-over-year Service gross margin expansion of at least 100 bps in the second half, driven by initiatives to continuously improve customer-facing business processes by applying proven Lean principles, optimizing business mix and pricing, and utilizing technology, including AI, to improve productivity and deliver greater value to customers. These initiatives are beginning to deliver results, reinforcing our confidence in continued progress as we create repeatable levers to expand margins and support sustained growth. These initiatives are beginning to deliver results, reinforcing our confidence in continued progress. Together, they advance our vision for Transcat to be as well known for operational excellence as we have historically been for growth,” concluded Mr. Irick.

*See Note 1 for a description of the non-GAAP financial measures and the accompanying tables for reconciliations.
Second Quarter Fiscal 2027 Results
(Results are compared with the second quarter of the fiscal year ended March 28, 2026 (“fiscal 2026”))

($ in thousands)			Change
	FY27 Q2	FY26 Q2	$	%
Service Revenue	$64,770	$52,836	$11,934	22.6%
Distribution Revenue	32,320	29,436	2,884	9.8%
Revenue	$97,090	$82,272	$14,818	18.0%

Gross Profit	$32,630	$26,762	$5,868	21.9%
Gross Margin	33.6%	32.5%

Operating Income	$5,033	$3,505	$1,528	43.6%
Operating Margin	5.2%	4.3%

Net Income	$2,413	$1,269	$1,144	90.1%
Net Margin	2.5%	1.5%

Adjusted Net Income*	$6,086	$4,155	$1,931	46.5%
Adjusted Net Margin*	6.3%	5.1%

Adjusted EBITDA*	$14,909	$12,115	$2,794	23.1%
Adjusted EBITDA* Margin	15.4%	14.7%

Diluted EPS	$0.25	$0.14	$0.11	78.6%

Adjusted Diluted EPS*	$0.64	$0.44	$0.20	45.5%
Consolidated revenue was $97.1 million, an increase of $14.8 million, or 18.0%, driven by growth in both service and distribution segments. Consolidated gross profit was $32.6 million, an increase of $5.9 million, or 21.9%, while gross margin increased 110 bps when compared to the prior year period.
Operating expenses were $27.6 million, an increase of $4.3 million, or 18.7%, driven by incremental expenses from acquired businesses, including intangible assets amortization expense, increased stock-based compensation expense, and executive transition costs.
Net income was $2.4 million, and Adjusted EBITDA* was $14.9 million, which represented an increase of $2.8 million, or 23.1%, primarily driven by strong revenue growth. Diluted earnings per share was $0.25 compared to diluted earnings per share of $0.14 in the same quarter last year. Adjusted Diluted Earnings Per Share* was $0.64 versus $0.44 last year.

*See Note 1 for a description of the non-GAAP financial measures and the accompanying tables for reconciliations.

Service Segment Second Quarter Results
Represents the accredited calibration, repair, inspection and laboratory instrument services business (66.7% of total revenue for the second quarter of fiscal 2027).

($ in thousands)			Change
	FY 2027 Q2	FY 2026 Q2	$	%
Service Segment Revenue	$64,770	$52,836	$11,934	22.6%
Gross Profit	$22,272	$16,993	$5,279	31.1%
Gross Margin	34.4%	32.2%

Operating Income	$3,672	$920	$2,752	299.1%
Operating Margin	5.7%	1.7%

Adjusted Operating Income*	$10,564	$7,279	$3,285	45.1%
Adjusted Operating Margin*	16.3%	13.8%
* See Note 1 for a description of the non-GAAP financial measures and the accompanying tables for reconciliations.
Service segment revenue was $64.8 million, an increase of $11.9 million, or 22.6%, and included $3.5 million of incremental revenue from acquisitions. The segment gross margin was 34.4%, an increase of 220bps from the prior year.
Distribution Segment Second Quarter Results
Represents the sale and rental of new and used professional grade handheld test, measurement and control instrumentation (33.3% of total revenue for the second quarter of fiscal 2027).

($ in thousands)			Change
	FY 2027 Q2	FY 2026 Q2	$	%
Distribution Segment Revenue	$32,320	$29,436	$2,884	9.8%
Gross Profit	$10,358	$9,769	$589	6.0%
Gross Margin	32.0%	33.2%

Operating Income	$1,361	$2,585	$(1,224)	(47.3%)
Operating Margin	4.2%	8.8%

Adjusted Operating Income*	$4,614	$5,048	$(434)	(8.6%)
Adjusted Operating Margin*	14.3%	17.1%
*See Note 1 for a description of the non-GAAP financial measures and the accompanying tables for reconciliations.
Distribution segment revenue was $32.3 million, which represented an increase of $2.9 million, or 9.8%. The revenue increase was driven by continued strength in rentals and product sales. Distribution segment gross margin was 32.0%, which is an increase over the first quarter of fiscal 2027 but a decrease of 120bps compared to the prior year period. The decrease is primarily driven by lower-margin used equipment sales that enable reinvestment in our rental asset portfolio.
Balance Sheet and Cash Flow Overview
On September 26, 2026, the Company had $5.8 million in cash and cash equivalents on hand and $33.1 million available for borrowing, subject to covenant restrictions, under its secured revolving credit facility. Net cash provided by operations for the six months ended September 26, 2026 and September 27, 2025 was $19.0 million and $16.5 million, respectively. Operating free cash flow* for the six months ended September 26, 2026 was $10.9 million.
Total long-term debt as of September 26, 2026 was $116.9 million versus $99.9 million on March 28, 2026.

Tom Barbato, Transcat’s Chief Financial Officer, added, “Transcat delivered excellent fiscal second quarter results, with total revenue increasing 18%, translating into gross profit growth of 22%, operating income growth of 44%, and net income growth of 90%. Gross margin expanded 110 bps to 33.6% and Adjusted EBITDA* margin expanded 70 bps to 15.4%, reflecting strong profit flow-through and operating leverage. Fiscal year-to-date operating free cash flow has grown 46% year over year, further strengthening our financial position. Our cash generation and strong balance sheet will provide greater flexibility to accelerate investment in organic growth initiatives while pursuing strategic M&A opportunities. Moreover, our continued momentum with financial performance and line of sight to new large customer wins enables the Company to increase our full-year Service organic revenue* growth outlook to low double digits.”

*See Note 1 for a description of the non-GAAP financial measures and the accompanying tables for reconciliations.
Fiscal Second Quarter 2027 Results Webcast and Conference Call
Transcat will host a conference call and webcast on Tuesday, November 3, 2026, at 4:30 p.m. ET. Management will review the financial and operating results for the second quarter, as well as the Company’s strategy and outlook. A question-and-answer session will follow the formal discussion. The review will be accompanied by a slide presentation, which will be available at www.transcat.com/investor-relations. The conference call can be accessed by calling (833) 419-0865. Alternatively, the webcast can be monitored at www.transcat.com/investor-relations.
Tuesday, November 3, 2026
4:30 p.m. Eastern Time
Dial-in – Toll-Free US / Canada: 1-833-419-0865
Dial-in – Toll / International: 1-785-838-9333
Conference ID: TRANSCAT (THIS CONFERENCE ID WILL BE REQUIRED FOR ENTRY)
Webcast and accompanying slide presentation:
https://viavid.webcasts.com/starthere.jsp?ei=1778889&tp_key=13ef016dde

A telephonic replay will be available from 8:30 p.m. ET on the day of the conference call through Tuesday, November 17, 2026. To listen to the archived call, dial 1-844-512-2921 from the US or Canada, or 1-412-317-6671 from international locations, and enter conference ID number 11162777 or access the webcast replay at https://www.transcat.com/investor-relations, where a transcript will be posted once available.
NOTE 1 – Non-GAAP Financial Measures

In addition to reporting service revenue, net income, operating income, diluted earnings per share, net cash provided by operating activities and long-term debt, which are U.S. generally accepted accounting principle ("GAAP") measures, we present service organic revenue, adjusted net income, adjusted EBITDA, adjusted EBITDA margin, adjusted operating income, adjusted diluted earnings per share, operating free cash flow and net debt, which are non-GAAP measures. Management uses these non-GAAP measures as indicators to better assess comparability between periods and as a basis for planning and forecasting because management believes these non-GAAP measures reflect our core business operations. These non-GAAP measures are not calculated through the application of U.S. GAAP and are not required forms of disclosure by the SEC. As such, they should not be considered a substitute for the corresponding GAAP measures and, therefore, they should not be used in isolation, but in conjunction with the GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. See the accompanying tables for reconciliations.

About Transcat
Transcat, Inc. is a leading provider of accredited calibration, reliability, maintenance optimization, quality and compliance, validation, Computerized Maintenance Management System (CMMS), and pipette services. The Company is focused on providing best-in-class services and products to highly regulated industries, particularly the life sciences industry, which includes pharmaceutical, biotechnology, medical device, and other FDA-regulated businesses, as well as aerospace and defense, and energy and utilities. Transcat provides periodic on-site services, mobile calibration services, pickup and delivery, in-house services at its Calibration Service Centers strategically located across the United States and Internationally. In addition, Transcat operates calibration labs in imbedded customer-site locations. The breadth and depth of measurement parameters addressed by Transcat’s ISO/IEC 17025 scopes of accreditation are believed to be the best in the industry.

Transcat also operates as a leading value-added distributor that markets, sells and rents new and used national and proprietary brand instruments to customers primarily in North America. The Company believes its combined Service and Distribution segment offerings, experience, technical expertise, and integrity create a unique and compelling value proposition for its customers.

Transcat’s strategy is to leverage its strong brand and unique value proposition that includes its comprehensive instrument service capabilities, Cost, Control and Optimizations services, and leading distribution platform to drive organic sales growth. The Company will also look to expand its addressable calibration market through acquisitions and capability investments to further realize the inherent leverage of its business model. More information about Transcat can be found at Transcat.com.

Safe Harbor Statement
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements relate to expectations, estimates, beliefs, assumptions and predictions of future events and are identified by words such as “anticipate,” “assuming,” “believe,” “can,” “continue,” “expect,” “focus,” “looking ahead,” “may,” “opportunity,” “outlook,” “potential,” “strategy,” "vision," “will,” and other similar words. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat’s Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the Company’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company’s forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.

Investor Relations
Chris Tyson
Executive Vice President
MZ Group - MZ North America
Phone: (949) 491-8235
TRNS@mzgroup.us
www.mzgroup.us
FINANCIAL TABLES FOLLOW.

TRANSCAT, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(In Thousands, Except Per Share Amounts)

	Second Quarter Ended		Six Months Ended
	September 26, 2026	September 27, 2025	September 26, 2026	September 27, 2025

Service Revenue	$64,770	$52,836	$127,329	$101,980
Distribution Revenue	32,320	29,436	62,706	56,716
Total Revenue	97,090	82,272	190,035	158,696

Cost of Service Revenue	42,498	35,843	83,879	68,778
Cost of Distribution Revenue	21,962	19,667	42,792	37,335
Total Cost of Revenue	64,460	55,510	126,671	106,113

Gross Profit	32,630	26,762	63,364	52,583

Selling, Marketing and Warehouse Expenses	11,751	10,627	23,125	20,142
General and Administrative Expenses	15,846	12,630	31,487	23,598
Total Operating Expenses	27,597	23,257	54,612	43,740

Operating Income	5,033	3,505	8,752	8,843

Interest Expense	1,586	1,269	3,157	1,720
Interest Income	(2)	(5)	(5)	(16)
Other Expense	269	212	235	545
Total Interest and Other Expense, net	1,853	1,476	3,387	2,249

Income Before Provision for Income Taxes	3,180	2,029	5,365	6,594
Provision for Income Taxes	767	760	1,621	2,064

Net Income	$2,413	$1,269	$3,744	$4,530

Basic Earnings Per Share	$0.26	$0.14	$0.40	$0.49
Basic Average Shares Outstanding	9,390	9,321	9,361	9,319

Diluted Earnings Per Share	$0.25	$0.14	$0.40	$0.48
Diluted Average Shares Outstanding	9,547	9,399	9,470	9,392

TRANSCAT, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In Thousands, Except Share and Per Share Amounts)

	September 26, 2026	March 28, 2026
ASSETS
Current Assets:
Cash and Cash Equivalents	$5,758	$4,942
Accounts Receivable, less allowance for credit losses of $986 and $851 as of September 26, 2026 and March 28, 2026, respectively	70,287	65,170
Other Receivables	1,539	672
Inventory	14,859	13,705
Prepaid Expenses and Other Current Assets	7,438	7,973
Total Current Assets	99,881	92,462
Property and Equipment, net	58,588	57,801
Goodwill	233,961	218,185
Intangible Assets, net	79,789	77,706
Right to Use Assets	32,926	32,365
Other Assets	1,911	1,968
Total Assets	$507,056	$480,487

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts Payable	$21,125	$17,931
Accrued Compensation and Other Current Liabilities	17,770	21,697
Total Current Liabilities	38,895	39,628
Long-Term Debt	116,885	99,885
Deferred Tax Liabilities, net	11,545	10,167
Lease Liabilities	29,387	29,000
Other Liabilities	1,168	1,188
Total Liabilities	197,880	179,868

Commitments and Contingencies (Note 6)

Shareholders' Equity:
Common Stock, par value $0.50 per share, 30,000,000 shares authorized; 9,404,380 and 9,333,953 shares issued and outstanding as of September 26, 2026 and March 28, 2026, respectively	4,702	4,670
Capital in Excess of Par Value	204,620	199,115
Accumulated Other Comprehensive Loss	(931)	(923)
Retained Earnings	100,785	97,757
Total Shareholders' Equity	309,176	300,619
Total Liabilities and Shareholders' Equity	$507,056	$480,487

TRANSCAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In Thousands)

	Six Months Ended
	September 26, 2026	September 27, 2025
Cash Flows from Operating Activities:
Net Income	$3,744	$4,530
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Net Loss on Disposal of Property and Equipment	237	77
Noncash Lease Expense	3,176	2,034
Deferred Income Taxes	184	11
Depreciation and Amortization	13,803	12,092
Amortization of Deferred Financing Costs	77	26
Provision for Accounts Receivable and Inventory Reserves	209	258
Stock-Based Compensation Expense	4,194	2,970
Changes in Assets and Liabilities, net of acquisitions:
Accounts Receivable and Other Receivables	(4,721)	(3,550)
Inventory	1,162	1,798
Prepaid Expenses and Other Assets	645	1,039
Accounts Payable	2,436	(1,573)
Accrued Compensation and Other Current Liabilities	(3,189)	(3,035)
Lease Liabilities	(2,992)	(722)
Net Cash Provided by Operating Activities	18,965	16,504

Cash Flows from Investing Activities:
Purchase of Property and Equipment	(8,070)	(9,030)
Business Acquisitions, net of Cash Acquired	(25,878)	(82,526)
Net Cash Used in Investing Activities	(33,948)	(91,556)

Cash Flows from Financing Activities:
Proceeds from Revolving Credit Facility, net of Lender Fees	37,345	131,036
Repayment of Revolving Credit Facility	(20,345)	(50,042)
Repayments of Term Loan	-	(1,816)
Payments of Deferred Financing Costs	-	(366)
Issuance of Common Stock, net of Direct Costs	2,120	491
Repayment of Financing Leases	(190)	-
Taxes Paid Related to Net Share Settlement of Equity Awards	(3,140)	(110)
Net Cash Provided by Financing Activities	15,790	79,194

Effect of Exchange Rate Changes on Cash and Cash Equivalents	9	(576)

Net Increase in Cash and Cash Equivalents	816	3,565
Cash and Cash Equivalents at Beginning of Period	4,942	1,517
Cash and Cash Equivalents at End of Period	$5,758	$5,082

TRANSCAT, INC.
Adjusted EBITDA Reconciliation Table
(In thousands)
(Unaudited)

	Fiscal 2027
	Q1	Q2	Q3	Q4	YTD
Net Income	$1,331	$2,413	$-	$-	$3,744
Interest Expense, Net	1,568	1,584	-	-	3,152
Tax Provision	854	767	-	-	1,621
Depreciation & Amortization	6,914	6,889	-	-	13,803
Executive Transition Costs (1)	736	568	-	-	1,304
Transaction Expenses (2)	628	472	-	-	1,100
Non-cash Stock Compensation	1,978	2,216	-	-	4,194
Adjusted EBITDA*	$14,009	$14,909	$-	$-	$28,918
Adjusted EBITDA Margin #	15.1%	15.4%			15.2%

	Fiscal 2026
	Q1	Q2	Q3	Q4	YTD
Net Income (Loss)	$3,261	$1,269	$(1,101)	$1,947	$5,376
Interest Expense, Net	440	1,264	1,500	1,375	4,579
Tax Provision	1,304	760	(338)	887	2,613
Depreciation & Amortization	5,605	6,487	7,130	6,950	26,172
Executive Transition Costs (1)	-	-	771	935	1,706
Transaction Expenses (2)	28	496	45	175	744
Non-cash Stock Compensation	1,130	1,839	2,061	2,519	7,549
Adjusted EBITDA*	$11,768	$12,115	$10,068	$14,788	$48,739
Adjusted EBITDA Margin #	15.4%	14.7%	12.0%	16.6%	14.7%

*See Note 1 for a description of the non-GAAP financial measures.
# Calculated by dividing Adjusted EBITDA* by Revenue.
(1) Costs incurred in connection with the CEO transition plan.
(2) Expenses incurred in connection with acquisitions.

TRANSCAT, INC.
Operating Income Reconciliation Table
(In thousands)
(Unaudited)

	Fiscal 2027
Segment Breakdown	Q1	Q2	Q3	Q4	YTD
Service Operating Income	$2,280	$3,672	$-	-	5,952
Depreciation & Amortization	5,005	4,953	-	-	9,958
Executive Transition Costs (1)	491	379	-	-	870
Transaction Expenses (2)	524	349	-	-	873
Non-cash Stock Compensation	1,328	1,211	-	-	2,539
Service Adjusted Operating Income*	$9,628	$10,564	$-	$-	$20,192

Distribution Operating Income	$1,439	$1,361	$-	-	2,800
Depreciation & Amortization	1,909	1,936	-	-	3,845
Executive Transition Costs (1)	245	189	-	-	434
Transaction Expenses (2)	104	123	-	-	227
Non-cash Stock Compensation	650	1,005	-	-	1,655
Distribution Adjusted Operating Income*	$4,346	$4,614	$-	$-	$8,961

	Fiscal 2026
Segment Breakdown	Q1	Q2	Q3	Q4	YTD
Service Operating Income (Loss)	$2,566	$920	$(2,052)	$3,508	$4,943
Depreciation & Amortization	3,763	4,562	5,175	5,143	18,643
Executive Transition Costs (1)	-	-	519	630	1,149
Transaction Expenses (2)	28	496	45	175	744
Non-cash Stock Compensation	801	1,301	1,459	1,746	5,307
Service Adjusted Operating Income*	$7,159	$7,279	$5,146	$11,202	$30,786

Distribution Operating Income	$2,772	$2,585	$2,140	$824	$8,320
Depreciation & Amortization	1,842	1,925	1,955	1,807	7,529
Executive Transition Costs (1)	-	-	252	305	557
Transaction Expenses (2)	-	-	-	-	-
Non-cash Stock Compensation	329	538	602	773	2,242
Distribution Adjusted Operating Income*	$4,942	$5,048	$4,949	$3,709	$18,648

*See Note 1 for a description of the non-GAAP financial measures.
(1) Costs incurred in connection with the CEO transition plan.
(2) Expenses incurred in connection with acquisitions.

TRANSCAT, INC.
Adjusted Net Income and Diluted EPS Reconciliation Table
(Unaudited)

	Fiscal 2027
(In Thousands, Except Per Share Amounts)	Q1	Q2	Q3	Q4	YTD
Net Income	$1,331	$2,413	$-	$-	$3,744
Amortization Expense	3,598	3,602	-	-	7,201
Executive Transition Costs (1)	736	568	-	-	1,304
Transaction Expenses (2)	628	472	-	-	1,100
Acquisition Stock Expense (3)	186	197	-	-	383
Income Tax Effect	(1,627)	(1,166)	-	-	(3,016)
Adjusted Net Income*	$4,852	$6,086	$-	$-	$10,716

Diluted Average Shares Outstanding	9,473	9,547		-	9,470

Diluted Earnings Per Share	$0.14	$0.25	$-	$-	$0.40

Amortization Expense	0.38	0.38	-	-	0.76
Executive Transition Costs (1)	0.08	0.06	-	-	0.14
Transaction Expenses (2)	0.06	0.05	-	-	0.11
Acquisition Stock Expense (3)	0.02	0.02	-	-	0.04
Income Tax Effect	(0.17)	(0.12)	-	-	(0.32)

Adjusted Diluted Earnings Per Share*	$0.51	0.64	-	-	$1.13

	Fiscal 2026
	Q1	Q2	Q3	Q4	YTD
Net Income (Loss)	$3,261	$1,269	$(1,101)	$1,947	$5,376
Amortization Expense	2,844	3,461	3,977	3,488	13,770
Executive Transition Costs (1)	-	-	771	935	1,706
Transaction Expenses (2)	28	496	45	175	744
Acquisition Stock Expense (3)	145	226	291	290	952
Income Tax Effect	(754)	(1,297)	(1,601)	(1,598)	(5,251)
Adjusted Net Income*	$5,524	$4,155	$2,382	$5,237	$17,297

Diluted Average Shares Outstanding	9,389	9,399	9,329	9,398	9,380

Diluted Earnings (Loss) Per Share	$0.35	$0.14	$(0.12)	$0.21	$0.57

Amortization Expense	0.30	0.37	0.43	0.37	1.47
Executive Transition Costs (1)	-	-	0.08	0.10	0.18
Transaction Expenses (2)	-	0.05	-	0.02	0.08
Acquisition Stock Expense (3)	0.02	0.02	0.03	0.03	0.10
Income Tax Effect	(0.08)	(0.14)	(0.17)	(0.17)	(0.56)

Adjusted Diluted Earnings Per Share*	$0.59	$0.44	$0.26	$0.56	$1.84
*See Note 1 for a description of the non-GAAP financial measures.
# Calculated by dividing Adjusted EBITDA* by Revenue.
(1) Costs incurred in connection with the CEO transition plan.
(2) Expenses incurred in connection with acquisitions.
(3) Stock compensation expense incurred that is related to grants to employees that were acquired with recent acquisitions.

TRANSCAT, INC.
Additional Information - Business Segment Data
(Dollars in thousands)
(Unaudited)

			Change
SERVICE	FY 2027 Q2	FY 2026 Q2	$	%
Service Revenue	$64,770	$52,836	$11,934	22.6%
Cost of Revenue	42,498	35,843	6,655	18.6%
Gross Profit	$22,272	$16,993	$5,279	31.1%
Gross Margin	34.4%	32.2%

Selling, Marketing & Warehouse Expenses	$7,421	$6,825	$596	8.7%
General and Administrative Expenses	11,179	9,248	1,931	20.9%
Operating Income	$3,672	$920	$2,752	299.1%
% of Revenue	5.7%	1.7%

			Change
DISTRIBUTION	FY 2027 Q2	FY 2026 Q2	$	%
Distribution Revenue	$32,320	$29,436	$2,884	9.8%
Cost of Revenue	21,962	19,667	2,295	11.7%
Gross Profit	$10,358	$9,769	$589	6.0%
Gross Margin	32.0%	33.2%

Selling, Marketing & Warehouse Expenses	$4,330	$3,803	$527	13.9%
General and Administrative Expenses	4,667	3,381	1,286	38.0%
Operating Income	$1,361	$2,585	$(1,224)	(47.3%)
% of Revenue	4.2%	8.8%

			Change
TOTAL	FY 2027 Q2	FY 2026 Q2	$	%
Total Revenue	$97,090	$82,272	$14,818	18.0%
Total Cost of Revenue	64,460	55,510	8,950	16.1%
Gross Profit	$32,630	$26,762	$5,868	21.9%
Gross Margin	33.6%	32.5%

Selling, Marketing & Warehouse Expenses	$11,751	$10,627	$1,124	10.6%
General and Administrative Expenses	15,846	12,630	3,216	25.5%
Operating Income	$5,033	$3,505	$1,528	43.6%
% of Revenue	5.2%	4.3%

TRANSCAT, INC.
Service Organic Revenue, Operating Free Cash Flow, and Net Debt
(Dollars in thousands)
(Unaudited)

Service Organic Revenue
	Second Quarter Ended
	September 26,	September 27,	Change
	2026	2025	$	%
Service Revenue	$64,770	$52,836	$11,934	23%
Less: Acquired Revenue	(3,514)	-
Less: Freight Billed to Customer	(881)	(706)
Service Organic Revenue *	$60,375	$52,130	$8,245	16%

Operating Free Cash Flow
	Six Months Ended
	September 26,	September 27,
	2026	2025
Net cash provided by operations	$18,965	$16,504
Capital Expenditures	(8,070)	(9,030)
Operating Free Cash Flow*	$10,895	$7,474

Net Debt
	September 26,	March 28,
	2026	2026
Long-Term Debt	$116,885	$99,885
Less: Cash and Cash Equivalents	(5,758)	(4,942)
Net Debt *	$111,127	$94,943

*See Note 1 for a description of the non-GAAP financial measures.